ACORD      CERTIFICATE OF LIABILITY INSURANCE
                                                     CSR KC    Date 08/23/00
                                                     PERFO-3

PRODUCER
Dobson-McOmber Agency, Inc.
P.O. Box 1348
301 N. Main Street
Ann Arbor MI 48106-1348
Phone: 734-741-0044     Fax: 734-741-9059           INSURERS AFFORDING COVERAGE

INSURED
Power Efficiency Corporation          Insurer A:  Chubb Group of Insurance Cos.
Performance Control, LLC              Insurer B:  The Fremont Indemnity Company
Mr. Stephen Shulman
4220 Varsity Drive, Suite E
Ann Arbor MI 48108

COVERAGES

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INSR    TYPE OF              POLICY         POLICY EFFECTIVE          POLICY EXPIRATION
LTR     INSURANCE            NUMBER         DATE (MM/DD/YY)           DATE (MM/DD/YY)         LIMITS

A       GENERAL              35383844       08/11/00                  08/11/01       EACH OCCURRENCE               $1,000,000
        LIABILITY                                                                    FIRE DAMAGE (Any one fire)    included
                                                                                     MED EXP (Any one person)      $10,000
        Commercial General Liability                                                 PERSONAL & ADV INJURY         $1,000,000
        Occur                                                                        GENERAL AGGREGATE             $2,000,000
                                                                                     PRODUCTS-COMP/OP AGG          $2,000,000
        Genl Aggregate Limit Applies Per: Policy


A       Hired Autos          35383844       08/11/00                  08/11/01       COMBINED SINGLE LIMIT         $1,000,000
        Non-Hired Autos                                                              (Ea accident)


B                            Binder 13466   07/26/00                  07/06/01       WC Statutory Limits
                                                                                     E.L. Each Accident            $1,000,000
                                                                                     E.L. Disease - Ea Employee    $1,000,000
                                                                                     E.L. Disease - Policy Limit   $1,000,000


DESCRIPTION OF OPERATIONS/LOCATIONS/VEHICLES/EXCLUSIONS ADDED BY ENDORSEMENT/SPCIAL PROVISIONS
re:  leased space at 4220 Varsity Drive
Additional Insured on General Liability:  Highland Industrial Properties
(landlord)


CERTIFICATE HOLDER           Y                                        CANCELLATION
ADDITIONAL INSURED; INSURER LETTER: A

                             HIGHL-9                                  SHOULD ANY OF THE ABOVE DESCRIBED POLICIES BE
        Highland Industrial Properties                                CANCELLED BEFORE THE EXPIRATION DATE THEREOF,
        28777 Northwestern, Suite 100                                 THE ISSUING INSURER WILL ENDEAVOR TO MAIL 30 DAYS
        Southfield MI 48034                                           WRITTEN NOTICE TO THE CERTIFICATE HOLDER NAMED
                                                                      TO THE LEFT, BUT FAILURE TO DO SO SHALL IMPOSE NO
                                                                      OBLIGATION OR LIABILITY OF ANY KIND UPON THE
                                                                      INSURER, ITS AGENTS OR REPRESENTATIVES.

                                                                      AUTHORIZED REPRESENTATIVE
                                                                      Dobson-McOmber Agency

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